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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 1, 2002


                                KCS ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                                        22-2889587
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(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                         Identification No.)

  5555 San Felipe Road, Houston, TX                           77056
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(Address of principal executive offices)                    (Zip Code)

                                 (713) 877-8006
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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         (Former name, former address and former fiscal year, if changed since last report.)







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Item 4. Changes in Registrant's Certifying Accountant.

         By unanimous written consent dated July 1, 2002, The Registrant's Board of Directors, upon the recommendation of the Audit Committee, approved the dismissal of Arthur Andersen LLP ("Andersen") and the appointment of Ernst & Young LLP to serve as the Registrant's independent public accountants for the fiscal year ending December 31, 2002.

         The audit reports of Andersen with respect to the consolidated financial statements of the Registrant and subsidiaries as of and for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope. In addition, there were no modifications as to accounting principles except that the most recent audit report of Andersen dated March 13, 2002 contained an explanatory paragraph with respect to the change in the method of accounting for derivative instruments effective January 1, 2001 as required by the Financial Accounting Standards Board.

         During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Registrant's financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Registrant provided Andersen with a copy of the above disclosures and has requested Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in response to this item 4 and, if not, stating the respects in which it does not agree. The Registrant will file by amendment to this Form 8-K report a copy of such letter when or if it is received.

         During the Registrant's two most recent fiscal years ended December 31, 2001, and from January 1, 2002 through the date of this Form 8-K, the Registrant did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         Exhibit 99.1
         Press release dated July 8, 2002.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 KCS Energy, Inc.




         July 8, 2002                            /s/ Frederick Dwyer
                                                 -------------------------------
                                                      Frederick Dwyer
                                                      Vice President, Controller
                                                         and Secretary


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Press release dated July 8, 2002